SUMMARY PROSPECTUS	November 1, 2023

Davenport Insider Buying Fund (DBUYX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.investdavenport.com. You can also get this information at no cost by calling 1-800-281-3217 or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated November 1, 2023, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

The investment objective of the Davenport Insider Buying Fund (the “Fund”) is long-term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses (1)	0.62%
Total Annual Fund Operating Expenses	1.37%
Fee Waiver (2)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver (2)	1.25%

(1)	Based on estimated amounts for the current fiscal year.

(2)	Davenport & Company LLC (the “Advisor”) has contractually agreed, until November 1, 2024, to reduce Management Fees and/or reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, costs to organize the Fund, and extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Any Management Fee Waivers and/or expenses reimbursed by the Advisor are subject to repayment by the Fund for a period of 3 years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Advisor does not cause the Total Annual Fund Operating Expenses of the Fund (excluding Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, costs to organize the Fund, and extraordinary expenses) to exceed the lesser of: (1) the expense limitation in effect at the time such fees and expenses were waived; and (2) the expense limitation in effect at the time the Advisor seeks reimbursement of such fees and expenses. This agreement may be terminated by the Fund or the Advisor upon 60 days’ prior written notice, provided, however, that (1) the Advisor may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically if the Advisor ceases to serve as investment adviser to the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also takes into account the Advisor’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level for a period of one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 127	$422

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the Fund completes its first fiscal year.

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Fund will generally invest in common stocks of companies that show strong capital appreciation potential, have strong and focused management, solid balance sheets and a history of proven results. In determining whether a company has the potential for appreciation, the Advisor will focus on several criteria, including, among other things:

●	insider buying of the company’s stock by management and/or Board members;

●	wide economic moat (competitive advantage that may be difficult to replicate);

●	financial flexibility – the company has the ability to self-finance its growth through internally generated cash flow and to efficiently direct its free cash flow through capital expenditures, acquisitions, share buybacks, dividends, and/or debt paydown;

●	above-average growth – the company has a favorable trajectory of revenue, earnings and cash flow growth versus the broader market, as measured by companies in the S&P 500 Index®;

●	above-average returns on capital - the company has the ability to generate above-average returns on equity, assets, or invested capital; and

●	below average valuation – the company’s shares are trading at a below-average valuation multiple on an absolute basis, or on a relative basis as measured by its competitors and/or companies in the S&P 500 Index®.

In selecting investments for the Fund, the Advisor will focus, among other matters, on the amount of insider purchase activity in a company by a director, officer or executive within that company in an effort to discern if a company has favorable investment potential, based on the thesis that corporate insiders may know more about the prospects of a company than other investors. When considering the extent of insider purchase activity in a company, the Advisor uses public information from Securities and Exchange Commission filings on corporate insider buying and selling activities. In analyzing the buying and selling activities of corporate insiders, the Advisor considers various factors, such as the position of the insider within the company, possible motivations, trade volumes, and insider trading trends. The Advisor may also take into account the amount of insider ownership in a company by a director, officer or executive, as a secondary consideration.

The Advisor attempts to control risk through diversification among major market sectors, but at times, may emphasize a particular business sector. The Advisor does not limit the Fund’s investments to any particular market capitalization; however, the Fund typically expects to focus its investments in companies having a market capitalization of $5 billion or more at the time of purchase. The market capitalization of the companies in the Fund’s portfolio may fluctuate over time. The Fund is not required to sell the stock of a company if the company’s market capitalization falls below $5 billion. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in shares of exchange traded funds (“ETFs”) to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 20% of its net assets in ETFs.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective.

A security may be sold when the Advisor believes the security no longer has the potential for strong capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when strong performance has resulted in an outsized position for the security within the Fund’s portfolio, or when the Advisor believes more attractive opportunities become available.

What are the Principal Risks of Investing in the Fund?

The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock/Equity Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Natural or environmental disasters and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions.

●	Recent Market Events. Periods of volatility may occur in response to market events and other economic, political and global macro factors. The COVID-19 pandemic, Russia’s military invasion of Ukraine, and higher inflation, could continue to have adverse effects on regional and global economies, may further strain global supply chains and healthcare systems, and negatively affect global growth and inflation. Large expansion of government deficits and debt as a result of government actions to mitigate the effects of these events, as well as policy changes by the Federal Reserve and/or U.S. government and political events within the U.S. and abroad, may affect investor and consumer confidence, and adversely impact the financial markets.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic, or market instability; unfavorable government action in their local jurisdictions; or economic sanctions, tariffs, trade agreements or other restrictions imposed by U.S. or foreign regulators. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets.

Market Capitalization Risk. The Fund typically expects to focus its investments in companies having a market capitalization of $5 billion or more at the time of purchase, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. The Fund may also invest in companies with smaller market capitalizations. Mid-cap, small-cap, and micro-cap companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of small and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and is subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

Management Risks. The success of the Fund’s investment program depends largely on the Advisor’s skill in assessing a company’s potential for capital appreciation and the Advisor’s ability to discern if insider purchase activity in a company has favorable investment potential. If the Advisor’s opinion about a company’s capital appreciation or favorable investment potential based upon insider purchase activity is incorrect, a stock may not achieve the price appreciation anticipated by the Advisor and the securities in the Fund’s portfolio may not perform as well as the market as a whole or produce the intended results. A stock with capital appreciation characteristics may have sharp price declines due to decreases in current or expected earnings.

What has been the Fund’s Performance History?

The Fund is new and therefore does not have a performance history for a full calendar year to report. When the Fund has returns for a full calendar year, this Prospectus will include performance information, which will give some indication of the risks and variability of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

Management of the Fund

Investment Advisor

Davenport & Company LLC

Portfolio Managers

Adam B. Bergman, CFA and Kevin C. Bennett, CFA are jointly and primarily responsible for the portfolio management of the Fund and have managed the Fund since its inception in 2023. Mr. Bergman is Senior Vice President of the Advisor and Mr. Bennett is First Vice President of the Advisor.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UGMT”), or accounts held by employees of the Advisor and their immediate families. The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $50.

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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